GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the

Goldman Sachs Concentrated Growth Fund

Supplement dated February 16, 2024 to the

Prospectuses and Summary Prospectuses, each dated December 29, 2023, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs Concentrated Growth Fund (the “Acquired Fund”) with and into the Goldman Sachs Enhanced Core Equity Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes that the reorganization: (i) would rationalize Funds that have the same investment objectives and similar investment strategies (albeit with some notable differences); (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth.

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and shareholders of the Acquired Fund will become shareholders of the Surviving Fund. Shareholders of the Acquired Fund will receive shares of the Surviving Fund that are equal in aggregate net asset value to the shares of the Acquired Fund held on the closing date of the reorganization. Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Surviving Fund, as follows:

Acquired Fund		Surviving Fund
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Investor	g	Investor
Class R6	g	Class R6
Class P	g	Class P

The reorganization is expected to close on or about April 26, 2024, or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Investment Adviser, the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Fund are not required to approve the Plan. Existing Acquired Fund shareholders will receive a combined information statement/prospectus describing in detail both the proposed reorganization and the Surviving Fund and summarizing the Board’s considerations in approving the reorganization and Plan.

As of the close of business on February 16, 2024, the Acquired Fund may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Surviving Fund. It is currently expected that a portion of the Acquired Fund’s portfolio assets will be sold prior to the consummation of the reorganization, which will result in the Acquired Fund incurring brokerage and other transaction costs and realizing capital gains. A higher rate of portfolio turnover (i.e., the purchase and sale of instruments and securities) prior to the consummation of the reorganization will result in higher capital gains for taxable shareholders. The Acquired Fund does not have any net capital losses or capital loss carryforwards to offset realized gains. The Acquired Fund will make taxable capital gain distributions to its shareholders as a result of the repositioning. Shareholders should contact their tax advisers concerning the tax consequences of the reorganization.

After the close of business on March 22, 2024, the Acquired Fund will close to new shareholders. Existing shareholders of the Acquired Fund as of the close of business on March 22, 2024 may continue to purchase shares of, or exchange into, the Acquired Fund. Additionally, existing shareholders of the Acquired Fund as of the close of business on March 22, 2024 may continue to reinvest dividends and distributions, if any. The Acquired Fund reserves the right to discontinue accepting orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund at any time prior to April 26, 2024.

Between February 16, 2024 and the effective time of the reorganization, the Investment Adviser has agreed to waive the management fees it receives from the Acquired Fund. In addition, during this time, Acquired Fund shareholders may continue to redeem and exchange shares of the Acquired Fund in the manner described in the Acquired Fund’s applicable Prospectus under “Shareholder Guide” without the imposition of a Contingent Deferred Sales Charge.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

EQG1OPSSTK 02-24